Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
May 31, 1999



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.3289%



        Excess Protection Level
          3 Month Average   6.45%
            May, 1999   7.59%
            April, 1999   5.08%
            March, 1999   6.70%


        Cash Yield                                  19.45%


        Investor Charge Offs                         4.88%


        Base Rate                                    6.98%


        Over 30 Day Delinquency                      4.89%


        Seller's Interest                            6.97%


        Total Payment Rate                          14.69%


        Total Principal Balance                     $41,914,776,221.36


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $2,922,256,702.87